UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 8, 2006

                         Rapid Link, Incorporated
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


          Delaware                     0-22636                75-2461665
 ----------------------------    ---------------------    -------------------
  (State or other jurisdiction   (Commission File No.)      I.R.S. Employer
        of incorporation)                                 Identification No.)


                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (310) 566-1700
           (Registrant's telephone number, including area code)


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 230.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry into a Material Definitive Agreement

 On March 8, 2006 (the "Closing Date"), Rapid Link, Incorporated (the "Registrant") issued $1,000,000 aggregate principal amount of convertible debentures and warrants to Trident Growth Fund, LP ("Trident") and Charger Investments LLC, ("Charger") (the "Purchasers"), pursuant to Securities Purchase Agreements (the "Agreements") entered into on the Closing Date among the Registrant and the Purchasers, which are attached hereto as Exhibits 4.1 and 4.6. Neither of the Purchasers has any material relationship with the Registrant or its affiliates, other than in respect to the Agreements. Pursuant to the terms of the Agreements, each Purchaser purchased a 10% convertible debenture due, subject to the terms therein, one year from the Closing Date (the "Debentures"), attached hereto as Exhibits
 4.2 and 4.7, and warrants to purchase 1,200,000 shares of common stock of the Registrant issued to Trident (600,000 warrants exercisable at $0.14 and 600,000 warrants exercisable at $0.25), and warrants to purchase 800,000 shares of common stock of the Registrant issued to Charger (400,000 warrants exercisable at $0.14 and 400,000 warrants exercisable at $0.25) (the "Warrants"). In addition, an additional 50,000 warrants (30,000 for Trident and 20,000 for Charger) will vest and become exercisable on the last day of each month prior to the Registrant's satisfaction in full of the Debentures, or the Purchaser's complete conversion thereof, as the case may be, such Warrant shares to have an exercise price equal to $0.25 per share. Other than as noted above, all Warrants are exercisable immediately and have a term of exercise equal to five years, which are attached hereto as Exhibits
 4.3 and 4.8, respectively. The Debentures are convertible into common stock at $0.30; provided, however, that in the event that the Debentures are not repaid and satisfied in full on or by September 7, 2006, such conversion price shall automatically be reduced to $0.14.

 The Purchasers may request registration of all or any portion of the shares issuable on conversion of the Debentures and shares issued on exercise of the Warrants issued, on Form SB-1 or SB-2 or any similar form available. If the Company fails to file within agreed upon time periods, the Company is subject to a penalty equal to 0.1 % of its outstanding shares of Common Stock computed on a fully diluted basis per day until the shares are registered.

 On March 8, 2006, the Registrant amended its $550,000 6% Convertible Debenture with GCA Strategic Investment Fund Limited ("GCA Debenture") to extend the maturity date to November 26, 2006. The GCA Debenture originally matured on November 26, 2005. The amendment is attached hereto as Exhibit 10.1.


 Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

 The disclosure set forth in Item 1.01 is incorporated by reference in this
 Item 2.03.


 Item 3.02.  Unregistered Sales of Equity Securities.

 The  Warrants  and Debentures  described  in  Item 1.01   were  issued in  a
 private placement transaction   made  in   reliance   upon  exemptions  from
 registration pursuant to Section 4(2) of the Securities Act of 1933.


 Item 9.01.  Financial Statements and Exhibits.

   (c)   Exhibits.

 Exhibit
 Number                   Description of Document
 ------
 4.1 Securities Purchase Agreement dated March 8, 2006 between Rapid Link, Incorporated and Trident Growth Fund, LP
 4.2 10% Convertible Debenture dated March 8, 2006 between Rapid Link, Incorporated and Trident Growth Fund, LP
 4.3 Common Stock Purchase Warrant dated March 8, 2006 between Rapid Link, Incorporated and Trident Growth Fund, LP
 4.4 Security Agreement dated March 8, 2006 between Rapid Link Incorporated and Trident Growth Fund, LP
 4.5 Subordination Agreement dated March 8, 2006 between Rapid Link, Incorporated, Charger Investments LLC and Trident Growth Fund, LP
 4.6 Securities Purchase Agreement dated March 8, 2006 between Rapid Link, Incorporated and Charger Investments, LLC
 4.7 10% Convertible Debenture dated March 8, 2006 between Rapid Link, Incorporated and Charger Investments, LLC
 4.8 Common Stock Purchase Warrant dated March 8, 2006 between Rapid Link, Incorporated and Charger Investments, LLC
 4.9 Security Agreement dated March 8, 2006 between Rapid Link Incorporated and Charger Investments, LLC
 10.1 Amendment Number 2 to Securities Purchase Agreement dated March 8, 2006, between Rapid Link, Incorporated and GCA Strategic Investment Fund
 99.1   Press release dated March 8, 2006


                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Rapid Link, Incorporated


 Date:  March 14, 2006         By: /s/ Allen Sciarillo
                                   -----------------------------------------
                                   Allen Sciarillo
                                   Chief Financial Officer, Secretary,
                                   (Principal Accounting Officer and
                                   Principal Financial Officer) and Director